SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 10, 2006

BARR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9860	42-1612474

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Chestnut Ridge Road, Woodcliff, NJ	07677

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(201) 930-3300

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Today Barr Pharmaceuticals, Inc. issued a press release announcing the promotion of Paul M. Bisaro to the newly created position of President and Chief Operating Officer and the appointment of G. Frederick Wilkinson to the position of President and Chief Operating Officer of Duramed Pharmaceuticals, Inc. A copy of the press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

     (c) Exhibits

99.1 Press release issued by Barr Pharmaceuticals, Inc. dated January 10, 2006, announcing the promotion of Paul Bisaro and the appointment of G. Frederick Wilkinson.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.
Dated: January 10, 2006	By:	/s/ William T. McKee
William T. McKee
Vice President, Chief Financial Officer, and Treasurer

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